UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 13, 2007

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2007, Tennant Company (the “Company”) issued the news release that is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of William F. Austen to Board of Directors

As previously disclosed, William F. Austen joined the Company’s board of directors effective February 14, 2007. Mr. Austen joined the class of directors whose terms expire at the 2007 annual meeting of shareholders. Mr. Austen was appointed to serve as a member of the Compensation Committee and the Executive Committee of the board of directors. A copy of the press release announcing Mr. Austen’s election to the board of directors is attached as Exhibit 99.2 and is incorporated herein by reference.

Mr. Austen will receive the standard non-employee director compensation, the terms of which have previously been disclosed.

Approval of Targets for Long-Term Incentive Plan and Short-Term Incentive Plan

On February 13, 2007, the Compensation Committee (the “Committee”) of the Company approved the following:

Awards Under Long-Term Incentive Plan 2007. The Committee approved targets for awards under the Long-Term Incentive Plan for 2007. Targets for the executive officers of Tennant Company who will be identified as “named executive officers” in the proxy statement for the 2007 Annual Meeting of Shareholders are as follows:

Target (% of base)
H. Chris Killingstad	135%
Thomas Paulson	60%
Patrick J. O’Neill	25%
Thomas J. Dybsky	50%
Heidi M. Hoard	50%

Awards Under Short-Term Incentive Plan 2007. The Committee approved targets for awards under the Short-Term Incentive Plan for 2007. Targets for such named executive officers are as follows:

Target (% of base)
H. Chris Killingstad	75%
Thomas Paulson	45%
Patrick J. O’Neill	25%
Thomas J. Dybsky	40%
Heidi M. Hoard	40%

Descriptions of the Long-Term Incentive Plan for 2007 and the Short-Term Incentive Plan for 2007 were included in a Current Report on Form 8-K filed on December 22, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished or filed herewith:

99.1	News Release dated February 20, 2007.

99.2	News Release Announcing Election of William F. Austen to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY
Date: February 20, 2007	/s/ Heidi M. Hoard
Heidi M. Hoard Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	News Release dated February 20, 2007	Filed Electronically
99.2	News Release Announcing Election of William F. Austen to the Board	Filed Electronically